Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
	(Dollars in thousands)
Non-accrual loans	$8,542	$9,014	$13,364	$10,801	$10,803
Loans 90 days or more past due and still accruing interest	-	-	-	-	94
Total non-performing loans	8,542	9,014	13,364	10,801	10,897
Other real estate and repossessed assets	2,368	5,257	5,004	4,989	5,572
Total non-performing assets	$10,910	$14,271	$18,368	$15,790	$16,469

As a percent of Portfolio Loans
Non-performing loans	0.47%	0.54%	0.83%	0.67%	0.69%
Allowance for loan losses	1.14	1.20	1.26	1.37	1.44
Non-performing assets to total assets	0.41	0.55	0.72	0.62	0.67
Allowance for loan losses as a percent of non-performing loans	241.00	222.30	151.41	204.08	208.42

(1)	Excludes loans classified as "trouble debt restructured" that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings ("TDR")

	June 30, 2017
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$10,551	$56,100		$66,651
Non-performing TDR's(1)	492	4,184	(2)	4,676
Total	$11,043	$60,284		$71,327

	December 31, 2016
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$10,560	$59,726		$70,286
Non-performing TDR's(1)	3,565	4,071	(2)	7,636
Total	$14,125	$63,797		$77,922

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Six months ended June 30,
	2017		2016
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$20,234	$650	$22,570	$652
Additions (deductions)
Provision for loan losses	224	-	(1,264)	-
Recoveries credited to allowance	1,786	-	2,718	-
Loans charged against the allowance	(1,658)	-	(1,312)	-
Additions (deductions) included in non-interest expense	-	240	-	(67)
Balance at end of period	$20,586	$890	$22,712	$585

Net loans charged against the allowance to average Portfolio Loans	(0.02)%		(0.18)%

Capitalization

	June 30, 2017	December 31, 2016
	(In thousands)
Subordinated debentures	$35,569	$35,569
Amount not qualifying as regulatory capital	(1,069)	(1,069)
Amount qualifying as regulatory capital	34,500	34,500
Shareholders’ equity
Common stock	324,231	323,745
Accumulated deficit	(57,966)	(65,657)
Accumulated other comprehensive loss	(3,812)	(9,108)
Total shareholders’ equity	262,453	248,980
Total capitalization	$296,953	$283,480

Non-Interest Income

	Three months ended			Six months ended
	June 30, 2017	March 31, 2017	June 30, 2016	June 30,
				2017	2016
	(In thousands)
Service charges on deposit accounts	$3,175	$3,009	$3,038	$6,184	$5,883
Interchange income	2,005	1,922	1,976	3,927	3,854
Net gains (losses) on assets
Mortgage loans	3,344	2,571	2,529	5,915	4,171
Securities	(34)	27	185	(7)	347
Mortgage loan servicing, net	(158)	825	(334)	667	(1,312)
Investment and insurance commissions	467	468	384	935	851
Bank owned life insurance	240	253	298	493	588
Title insurance fees	323	264	253	587	541
Other	1,084	1,000	1,251	2,084	2,466
Total non-interest income	$10,446	$10,339	$9,580	$20,785	$17,389

Capitalized Mortgage Loan Servicing Rights

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
	(In thousands)
Balance at beginning of period	$14,727	$10,983	$13,671	$12,436
Change in accounting	-	-	542	-
Balance at beginning of period, as adjusted	$14,727	$10,983	$14,213	$12,436
Originated servicing rights capitalized	1,019	703	1,797	1,257
Amortization	-	(709)	-	(1,266)
Change in valuation allowance	-	(646)	-	(2,096)
Change in fair value	(1,231)	-	(1,495)	-
Balance at end of period	$14,515	$10,331	$14,515	$10,331

Valuation allowance at end of period	$-	$5,368	$-	$5,368

Mortgage Loan Activity

	Three months ended			Six months ended
	June 30, 2017	March 31, 2017	June 30, 2016	June 30,
				2017	2016
	(Dollars in thousands)
Mortgage loans originated	$235,087	$158,081	$91,966	$393,168	$165,468
Mortgage loans sold	104,714	79,691	70,479	184,405	126,145
Net gains on mortgage loans	3,344	2,571	2,529	5,915	4,171
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	3.19%	3.23%	3.59%	3.21%	3.31%
Fair value adjustments included in the Loan Sales Margin	0.32	0.20	0.34	0.27	0.30

Non-Interest Expense

	Three months ended			Six months ended
	June 30, 2017	March 31, 2017	June 30, 2016	June 30,
				2017	2016
	(In thousands)
Compensation	$8,707	$9,672	$7,972	$18,379	$16,045
Performance-based compensation	2,138	1,993	1,875	4,131	3,557
Payroll taxes and employee benefits	2,535	2,482	2,153	5,017	4,279
Compensation and employee benefits	13,380	14,147	12,000	27,527	23,881
Occupancy, net	1,920	2,142	1,856	4,062	4,063
Data processing	1,937	1,937	1,936	3,874	4,037
Furniture, fixtures and equipment	1,005	977	965	1,982	1,949
Communications	678	683	722	1,361	1,610
Loan and collection	670	413	571	1,083	1,396
Advertising	519	506	478	1,025	955
Legal and professional fees	389	437	345	826	758
Interchange expense	292	283	267	575	533
FDIC deposit insurance	202	198	331	400	665
Supplies	159	172	197	331	373
Credit card and bank service fees	136	191	198	327	385
Costs (recoveries) related to unfunded lending commitments	130	110	(80)	240	(67)
Amortization of intangible assets	86	87	87	173	174
Net (gains) losses on other real estate and repossessed assets	91	11	(159)	102	(165)
Provision for loss reimbursement on sold loans	20	31	-	51	(15)
Other	1,147	1,244	1,181	2,391	2,408
Total non-interest expense	$22,761	$23,569	$20,895	$46,330	$42,940

Average Balances and Tax Equivalent Rates

	Three Months Ended June 30,
	2017			2016
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$1,779,916	$19,919	4.49%	$1,573,471	$18,173	4.64%
Tax-exempt loans (1)	3,037	46	6.08	3,555	55	6.22
Taxable securities	503,863	2,781	2.21	541,557	2,480	1.83
Tax-exempt securities (1)	88,731	783	3.53	50,091	432	3.45
Interest bearing cash	32,193	53	0.66	74,384	100	0.54
Other investments	15,543	239	6.17	15,478	197	5.12
Interest Earning Assets	2,423,283	23,821	3.94	2,258,536	21,437	3.81
Cash and due from banks	30,649			34,515
Other assets, net	144,673			154,859
Total Assets	$2,598,605			$2,447,910

Liabilities
Savings and interest-bearing checking	$1,058,768	316	0.12	$1,027,913	277	0.11
Time deposits	468,705	1,162	0.99	430,955	875	0.82
Other borrowings	68,511	563	3.30	47,467	485	4.11
Interest Bearing Liabilities	1,595,984	2,041	0.51	1,506,335	1,637	0.44
Non-interest bearing deposits	712,132			672,920
Other liabilities	30,394			25,855
Shareholders’ equity	260,095			242,800
Total liabilities and shareholders’ equity	$2,598,605			$2,447,910

Net Interest Income		$21,780			$19,800

Net Interest Income as a Percent of Average Interest Earning Assets			3.60%			3.52%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(2)	Annualized

Average Balances and Tax Equivalent Rates

	Six Months Ended June 30,
	2017			2016
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$1,733,225	$39,743	4.61%	$1,559,807	$36,693	4.72%
Tax-exempt loans (1)	3,549	98	5.57	3,601	110	6.14
Taxable securities	512,586	5,535	2.16	531,695	4,724	1.78
Tax-exempt securities (1)	83,417	1,481	3.55	46,036	813	3.53
Interest bearing cash	49,356	166	0.68	77,910	206	0.53
Other investments	15,543	438	5.68	15,512	397	5.15
Interest Earning Assets	2,397,676	47,461	3.98	2,234,561	42,943	3.86
Cash and due from banks	32,212			39,841
Other assets, net	149,306			159,979
Total Assets	$2,579,194			$2,434,381

Liabilities
Savings and interest- bearing checking	$1,052,973	599	0.11	$1,021,015	547	0.11
Time deposits	475,409	2,322	0.98	433,449	1,719	0.80
Other borrowings	56,823	1,033	3.67	47,495	962	4.07
Interest Bearing Liabilities	1,585,205	3,954	0.50	1,501,959	3,228	0.43
Non-interest bearing deposits	708,363			663,168
Other liabilities	29,772			24,811
Shareholders’ equity	255,854			244,443
Total liabilities and shareholders’ equity	$2,579,194			$2,434,381

Net Interest Income		$43,507			$39,715

Net Interest Income as a Percent of Average Interest Earning Assets			3.65%			3.57%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(2)	Annualized

Reconciliation of Net Interest Margin, Fully Taxable Equivalent ("FTE")

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(Dollars in thousands)		(Dollars in thousands)
Net interest income	$21,492	$19,630	$42,958	$39,393
Add: taxable equivalent adjustment	288	170	549	322
Net interest income - taxable equivalent	$21,780	$19,800	$43,507	$39,715
Net interest margin (GAAP) (1)	3.56%	3.50%	3.61%	3.55%
Net interest margin (FTE) (1)	3.60%	3.52%	3.65%	3.57%

(1)	Annualized

Commercial Loan Portfolio Analysis as of June 30, 2017

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$6,073	$64	$10	$74	1.2%
Land Development	4,122	-	-	-	0.0
Construction	48,002	-	-	-	0.0
Income Producing	279,480	3,647	202	3,849	1.4
Owner Occupied	275,716	8,318	147	8,465	3.1
Total Commercial Real Estate Loans	$613,393	$12,029	359	$12,388	2.0

Other Commercial Loans	$215,385	$8,080	395	$8,475	3.9
Total non-performing commercial loans			$754